UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2005

Bay View Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14879	94-3078031

(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, CA	94404

(Address of Principal Executive Offices)	(Zip Code)

(650) 312-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

     The 2005 Annual Meeting of Stockholders of Bay View Capital Corporation will be held at 10:00 a.m. PDT on May 26, 2005 at Bay View’s corporate office, located at 1840 Gateway Drive, San Mateo, California 94404. Stockholders of record at the close of business on April 11, 2005 will be entitled to vote at the Annual Meeting.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY VIEW CAPITAL CORPORATION
Date: March 10, 2005	By:	/s/ John Okubo
John Okubo
Executive Vice President, Chief Financial Officer

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